Exhibit 99.2
First Quarter 2011 Earnings Conference Call April 26, 2011

04/26/11 Proprietary and Confidential 2 Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting contractual lease demand, decreases in market demand in the commercial rental market and the sale of used vehicles, competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, driver shortages and increasing driver costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, a decline in pension plan returns, changes in obligations relating to multi- employer plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations, adverse impacts of recently enacted regulations regarding vehicle emissions, any unanticipated or unrealized effects of the recent Japan earthquake and tsunami on our operations, customers and vehicle suppliers and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents First Quarter 2011 Results Overview Asset Management Update Earnings Outlook Q & A 04/26/11 3 Proprietary and Confidential

04/26/11 Proprietary and Confidential 4 1st Quarter Results Overview Earnings per diluted share from continuing operations were $0.50 in 1Q11 vs. $0.24 in 1Q10 1Q11 included a $0.01 charge for acquisition-related items Comparable earnings per share from continuing operations were $0.51 in 1Q11 vs. $0.24 in 1Q10 Total revenue increased 17% vs. prior year reflecting the impact of acquisitions, higher fuel services revenue and organic revenue growth Operating revenue increased 14% vs. prior year due to acquisitions as well as higher commercial rental activity and Supply Chain Solutions volumes

04/26/11 Proprietary and Confidential 5 1st Quarter Results Overview - FMS Fleet Management Solutions (FMS) total revenue up 11% (and operating revenue up 6%) vs. prior year Contractual revenue unchanged Full service lease revenue up 1% Contract maintenance revenue decreased 4% Commercial rental revenue up 34% Fuel revenue up 26% due primarily to increase in fuel cost pass-throughs FMS net before tax earnings (NBT) up 78% FMS NBT percent of operating revenue up 220 basis points to 5.4% FMS earnings positively impacted by better commercial rental performance and improved used vehicle results These benefits were partially offset by lower full service lease performance (due to higher maintenance costs on an older fleet), higher compensation expense and investments in sales and technology initiatives

04/26/11 Proprietary and Confidential 6 1st Quarter Results Overview - SCS / DCC Supply Chain Solutions (SCS) total revenue up 36% (and operating revenue up 36%) vs. prior year due to the TLC acquisition and increased freight volumes SCS net before tax earnings (NBT) up 72% SCS NBT percent of operating revenue up 80 basis points to 3.7% SCS earnings increased due to the TLC acquisition, improved operating performance and higher volumes Dedicated Contract Carriage (DCC) total revenue up 16% (and operating revenue up 15%) due to the Scully acquisition and higher fuel cost pass-throughs DCC net before tax earnings (NBT) were unchanged as benefits from the Scully acquisition were offset by lower operating performance due to costs incurred to close customer locations and higher driver costs DCC NBT percent of operating revenue down 80 basis points to 5.8%

04/26/11 Proprietary and Confidential 7 Key Financial Statistics First Quarter ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Includes discontinued operations and restructuring charges.

04/26/11 Proprietary and Confidential 8 Business Segments First Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The restructuring and other items of ($0.8) million in 2011 related entirely to the FMS segment. ($ Millions)

04/26/11 Proprietary and Confidential 9 Capital Expenditures from Continuing Operations First Quarter ($ Millions) Note: Amounts may not recalculate due to rounding.

04/26/11 Proprietary and Confidential 10 Cash Flow from Continuing Operations First Quarter ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. Free Cash Flow excludes acquisitions and changes in restricted cash.

04/26/11 Proprietary and Confidential 11 Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $420 million as of 3/31/11, $423 million as of 12/31/10 and $409 million as of 3/31/10. The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $99 million as of 3/31/11, $100 million as of 12/31/10 and $121 million as of 3/31/10. Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. ($ Millions) (1) (2)

Contents First Quarter 2011 Results Overview Asset Management Update Earnings Outlook Q & A 04/26/11 12 Proprietary and Confidential

04/26/11 Proprietary and Confidential 13 Units held for sale were 5,000 at quarter end; down 26% from 6,800 units held for sale in the prior year Units held for sale were down 4% from 5,200 at the end of the prior quarter The number of used vehicles sold in the first quarter were 4,100, down 13% compared with prior year due to lower inventory level Number of used vehicles sold were up 3% or 100 units vs. the prior quarter Proceeds per unit were up 42% for tractors and up 44% for trucks in the first quarter compared with prior year (excluding the impact of exchange rates) Proceeds per unit were up 9% for tractors and 7% for trucks vs. the prior quarter Vehicles no longer earning revenue were 7,400 at quarter end; down 2,400 or 24% from the prior year Vehicles no longer earning revenue were up 3% vs. the prior quarter Average first quarter total commercial rental fleet was up 11% year-over-year Global Asset Management Update (1) Units rounded to nearest hundred.

Contents First Quarter 2011 Results Overview Asset Management Update Earnings Outlook Q & A 04/26/11 14 Proprietary and Confidential

04/26/11 15 EPS Forecast - Continuing Operations ($ Earnings Per Share) Proprietary and Confidential Non-GAAP financial measure. (Comparable EPS in FY10 excludes a gain on sale of an international asset of $0.02, tax benefits of $0.21 and acquisition costs of $0.08.) Increasing full year 2011 EPS forecast from $2.80 - 2.90 to $2.90 - 3.00 Current forecast is as follows:

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations 04/26/11 17 Proprietary and Confidential

04/26/11 Proprietary and Confidential 18 Fleet Management Solutions (FMS) First Quarter ($ Millions)

04/26/11 Proprietary and Confidential 19 Supply Chain Solutions (SCS) First Quarter ($ Millions)

04/26/11 Proprietary and Confidential 20 Dedicated Contract Carriage (DCC) First Quarter ($ Millions)

04/26/11 Proprietary and Confidential 21 Central Support Services (CSS) First Quarter ($ Millions)

04/26/11 Proprietary and Confidential 22 Balance Sheet ($ Millions)

04/26/11 Proprietary and Confidential 23 U.S. Asset Management Update (a) U.S. only Excludes early terminations where customer purchases vehicle Current year statistics may exclude some units due to a lag in reporting (b) Number of Units (c) (c)

Free Cash Flow FSL 974 449 536 459 863 1073 1493 889 986 548 647 1060 Commercial Rental 213 131 20 220 242 251 195 219 171 7 379 575 PP&E/Other 102 77 44 46 60 75 69 74 108 56 62 120 04/26/11 Proprietary and Confidential 24 Free Cash Flow 1054 835 949 1091 1381 1179 1252 1684 1571 1266 1328 1465 2000 2001 2002 2003 2004 2005 2006 2007 2008 Financial Indicators Forecast (1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2000-2004 not restated for discontinued operations. Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Gross Capital Expenditures (3) ($ Millions) Total Cash Generated (2) (3) Total Obligations to Equity Ratio (2) $1,289 $600 $725 $1,165 $657 $1,399 $1,182 2000 2001 2002 2003 2004 2005 Memo: Free Cash Flow (2) (3) $1,757 2006 2007 2008 $1,265 2009 2010 2010 2009 $611 131 367 357 289 (208)(4) 380 (242) (439) 341 614 $1,088 Balance Sheet Debt to Equity 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 275% 146% 129% 234% 151% 157% 168% 225% 183% 203% 201% Significant and predictable cash generation Invest in growth (organic, acquisitions) Over time appropriately move financial leverage towards long term target of 250-300% Total Obligations to Equity 275% Long Term Target Midpoint 2011 Forecast (265) 2011 Forecast 2011 207% Forecast 258 $1,755 Full Service Lease PP&E/Other Commercial Rental

04/26/11 Proprietary and Confidential 25 Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7 Earnings Before Restructuring and Income Taxes Earnings before Income Taxes from Continuing Operations Business Segments 8 Comparable Earnings / EPS from Continuing Operations Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 26 Comparable NBT / Tax Rate NBT / Tax Rate NBT and Tax Rate from Continuing Operations Reconciliation 27 Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation Segment Adjusted Return on Capital Reconciliation 28 29 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 32-33 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 11 30-31 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 18-20

Earnings and EPS from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) Proprietary and Confidential 26 26 Proprietary and Confidential 04/26/11

Proprietary and Confidential 27 NBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 04/26/11 27 Proprietary and Confidential

04/26/11 Proprietary and Confidential 28 Adjusted Return on Capital Reconciliation Earnings calculated based on a 12-month rolling period. Interest expense includes implied interest on off-balance sheet vehicle obligations. Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. Represents comparable earnings items for those periods. The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

04/26/11 Proprietary and Confidential 29 Segment Adjusted Return on Capital Reconciliation Earnings calculated based on a 12-month rolling period. Interest expense includes implied interest on off-balance sheet vehicle obligations. Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. Represents comparable earnings items for those periods. The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. Segment return on capital revised. ($ Millions) 2010

04/26/11 Proprietary and Confidential 30 Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

04/26/11 Proprietary and Confidential 31 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding.

04/26/11 Proprietary and Confidential 32 ($ Millions) Cash Flow Reconciliation The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash flows. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. Amounts have not been recasted for operations discontinued in 2009. Free Cash Flow excludes acquisitions and changes in restricted cash.

04/26/11 Proprietary and Confidential 33 ($ Millions) Cash Flow Reconciliation The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash flows. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. Free Cash Flow excludes acquisitions and changes in restricted cash.